                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 4, 2000


                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
         MARYLAND                                     1-9524                                  33-0204126
----------------------------                  -----------------------                       --------------------
(STATE OR OTHER JURISDICTION                  (COMMISSION FILE NUMBER)                      (IRS EMPLOYER
    OF INCORPORATION)                                                                        IDENTIFICATION NO.)

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         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (619) 652-4700
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
   --------------------------------------------------------------------------
   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
    REPORT)

ITEM 5.  OTHER EVENTS.

         On September 4, 2000, Burnham Pacific Properties, Inc. (the "Company") amended its Bylaws to extend the date by which stockholders may nominate directors and make stockholder proposals at the Company's 2000 annual meeting of stockholders. A copy of that amendment to the Bylaws is being filed herewith as
Exhibit 3(ii).8.

         On September 5, 2000, Burnham Pacific Properties, Inc. (the "Company") issued a press release announcing that (i) its Board of Directors has approved the adoption of a Plan of Complete Liquidation and Dissolution, (ii) it has signed an agreement for the sale of fifteen properties to Prudential Real Estate Investors for $355 million in cash, (iii) it has revised its arrangements with its preferred equity holders, and (iv) it has amended its bylaws as described above. A copy of the Articles Supplementary to the Company's charter, as adopted by the Company in connection with the revision of its arrangements with its preferred equity holders, is being filed herewith as Exhibit 3(i).4. A copy of the Exchange Agreement executed by the Company in connection with the revision of its arrangements with its preferred equity holders is being filed herewith as
Exhibit 10.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.                         DESCRIPTION

3(i).1 Articles of Amendment and Restatement of the Company, dated as of May 27, 1997 (incorporated by reference to pages B-1 through B-13 of the Company's Proxy Statement for its 1997 Annual Meeting, filed March 31, 1997).

3(i).2 Articles Supplementary to the Articles of Amendment and Restatement of the Company, classifying and designating the Series 1997-A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1.2 of the Company's Current Report on Form 8-K, filed January 14, 1998).

3(i).3 Articles Supplementary to the Articles of Amendment and Restatement of the Company, classifying and designating the Series B Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company's Current Report on Form 8-K, filed June 24, 1999).

3(i).4 Articles Supplementary to the Articles of Amendment and Restatement of the Company, classifying and designating the Series 2000-C Convertible Preferred Stock.

3(ii).1 Bylaws of the Company, as amended and restated on November 19, 1997 (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K, filed December 16,
                  1997).

3(ii).2 Text of February 9, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).2 of the Company's Current Report on Form 8-K filed on February 10, 2000).

3(ii).3 Text of April 5, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).3 of the Company's Current Report on Form 8-K filed on April 10, 2000).

3(ii).4 Text of May 31, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).4 of the Company's Current Report on Form 8-K filed on June 1, 2000).

3(ii).5 Text of August 14, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).5 of the Company's Current Report on Form 8-K filed on August 17, 2000).

3(ii).6 Text of August 27, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).6 of the Company's Current Report on Form 8-K filed on August 28, 2000).

3(ii).7 Text of August 31, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).7 of the Company's Current Report on Form 8-K filed on August 31, 2000).

3(ii).8           Text of September 4, 2000 Amendment to Bylaws.

10.1 Exchange Agreement, dated as of August 31, 2000, among the Company, Burnham Pacific Operating Partnership, L.P., Westbrook Burnham Holdings, L.L.C., Westbrook Burnham Co-Holdings, L.L.C., and Blackacre SMC Master Holdings, LLC.

99.1              Press release of the Company dated September 5, 2000.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                                BURNHAM PACIFIC PROPERTIES, INC.

Dated:  September 6, 2000                     By:  /s/ DANIEL B. PLATT
                                                   -----------------------------
                                              Name:  Daniel B. Platt
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

3(i).1 Articles of Amendment and Restatement of the Company, dated as of May 27, 1997 (incorporated by reference to pages B-1 through B-13 of the Company's Proxy Statement for its 1997 Annual Meeting, filed March 31, 1997).

3(i).2 Articles Supplementary to the Articles of Amendment and Restatement of the Company, classifying and designating the Series 1997-A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1.2 of the Company's Current Report on Form 8-K, filed January 14, 1998).

3(i).3 Articles Supplementary to the Articles of Amendment and Restatement of the Company, classifying and designating the Series B Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company's Current Report on Form 8-K, filed June 24, 1999).

3(i).4 Articles Supplementary to the Articles of Amendment and Restatement of the Company, classifying and designating the Series 2000-C Convertible Preferred Stock.

3(ii).1 Bylaws of the Company, as amended and restated on November 19, 1997 (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K, filed December 16,
                  1997).

3(ii).2 Text of February 9, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).2 of the Company's Current Report on Form 8-K filed on February 10, 2000).

3(ii).3 Text of April 5, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).3 of the Company's Current Report on Form 8-K filed on April 10, 2000).

3(ii).4 Text of May 31, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).4 of the Company's Current Report on Form 8-K filed on June 1, 2000).

3(ii).5 Text of August 14, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).5 of the Company's Current Report on Form 8-K filed on August 17, 2000).

3(ii).6 Text of August 27, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).6 of the Company's Current Report on Form 8-K filed on August 28, 2000).

3(ii).7 Text of August 31, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).7 of the Company's Current Report on Form 8-K filed on August 31, 2000).

3(ii).8           Text of September 4, 2000 Amendment to Bylaws.

10.1 Exchange Agreement, dated as of August 31, 2000, among the Company, Burnham Pacific Operating Partnership, L.P., Westbrook Burnham Holdings, L.L.C., Westbrook Burnham Co-Holdings, L.L.C., and Blackacre SMC Master Holdings, LLC.

99.1              Press release of the Company dated September 5, 2000.